UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2007


                            PRO-PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


         Nevada                         000-32877                04-3562325
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


 7 Wells Avenue, Newton, Massachusetts                            02459
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (617) 559-0033

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 7, 2007, Pro-Pharmaceuticals, Inc. issued a news release announcing it has begun the process of submitting a New Drug Application (NDA) with the FDA for co-administration of DAVANAT(R) with 5-Fluorouracil (5-FU) for treatment in cancer patients. A copy of Pro-Pharmaceuticals news release is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

       (c) Exhibits

       99.1    News release of Pro-Pharmaceuticals, Inc. dated February 7, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRO-PHARMACEUTICALS, INC.


                                        By:/s/ David Platt
                                           -------------------------------------
                                           David Platt
                                           Chief Executive Officer

Date: February 7, 2007